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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 2, 2002

QUOVADX, INC.

(Formerly XCare.net, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

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ITEM 5. OTHER EVENTS

On October 2, 2002, the registrant issued a press release reporting the preliminary results of third quarter, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired. N/A

(b)	Pro Forma Financial Information. N/A

(c)	Exhibits

99.1 Press release dated October 2, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: October 14, 2002

By:	/s/ Gary T. Scherping

Gary T. Scherping, Executive Vice President of Finance, Chief Financial Officer (Principal Financial and Accounting Officer) and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 2, 2002